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                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Post Effective Amendment No. 2 to the Registration Statement (Form S-3 No. 33-42998) of American Airlines, Inc., and in the related Prospectus, of our report dated February 15, 1994, with respect to the consolidated financial statements and schedules of American Airlines, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1993.



                                              ERNST & YOUNG


2121 San Jacinto
Dallas, Texas  75201
March 29, 1994





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